                 PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE
                 THE SUBJECT OF A REQUEST FOR CONFIDENTIAL TREATMENT
                PURSUANT TO RULE 406 OF THE SECURITIES ACT; UNREDACTED
             VERSION ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION




                       [Letterhead of The Dannon Company, Inc.]



June 20, 1996



Mr. John D. Williams
VP Sales/Marketing
PACKAGING RESOURCES, INC.
717 Forest Avenue
Lake Forest, IL 60045

RE:      THE DANNON COMPANY, INC. ("DANNON") AND
         PACKAGING RESOURCES, INC. ("PRI") 8 OZ MOLD
         MANUFACTURE AND CUP PRODUCTION AGREEMENT
         DATED DECEMBER 3, 1991 ("AGREEMENT")
         ------------------------------------

Dear John:

This letter shall memorialize our arrangement to revise the above-referenced Agreement in accordance with the terms and conditions as hereinafter set forth.

1. PRI will build, at its expense, four (4) new (24) cavity 8 oz cup molds and five (5) new (32) cavity 8 oz cup molds to accommodate Dannon cup requirements. All costs associated with building, servicing, maintaining and repair of these molds will be the sole responsibility of PRI.

2. The current 8 oz cup design (Dannon Reference #405.080.000) dated August 4, 1992 will change to a new Lightweight 8 oz cup design (PRI Reference #4011.080.001 dated October 10, 1995.

    See attachment "A" for Target dates for completion of the new molds.

3. The duration of our Agreement will be extended for three (3) additional years or through December 31, 1999.

4. See attachment "B" for overview of new Lightweight 8 oz cup material and productivity savings.

5.  See attachment "C" for PRI investment in capital to

    Lightweight 8 oz cup.

Except as otherwise set forth above, Dannon and PRI reaffirm and agree that all other Terms and Conditions of our Agreement dated December 3, 1991 shall remain in full force and effect for the one (1) year extension and any subsequent renewals, if any.

If the above accurately sets forth your understanding with respect to the extension of our Agreement, please indicate same by signing on the line provided, and thereafter, this shall be a binding Agreement among ourselves and our respective successors and assigns. We look forward to a continuing beneficial relationship.


Sincerely,

/s/John Sofia
- -------------
John Sofia
Purchasing Materials Manager


THE DANNON COMPANY, INC.

By: /s/Donald E. Devine II
    ----------------------
Title: V.P. Finance/CFO
Date: 6/30/96


Consented to and Agreed to:

PACKAGING RESOURCES, INC.

By:  /s/John H. Williams
    -------------------
Title:  Vice President Sales & Marketing
Date:  6/21/96

                                                                    ATTACHMENT A


                   [Graphic portion omitted; Attachment graphically
                  illustrates tooling schedule for Dannon 8 oz Light
                Weight Container injection molding tool production.]

                                                           ATTACHMENT "B" PAGE 1

                       OVERVIEW OF LIGHTWEIGHT AND PRODUCTIVITY
                 SAVINGS AVAILABLE AT .018 WALL FOR DANNON 8 OZ. CUP
                     (PROJECTED VOLUMES BASED ON * ANNUAL GROWTH)

               METHODOLOGY FOR CALCULATING MATERIAL LIGHTWEIGHT SAVINGS


                                                                  MATERIAL
                                   CURRENT       LIGHTWEIGHT    LIGHTWEIGHT
                                  .022 WALL      .018 WALL        SAVINGS
                                  ----------     ----------       --------
8 OZ. CUP RESIN COST/M                *              *               *
8 oz. Cup Color Cost/M                *              *               *
8 oz. Cup Scrap Cost/M                *              *               *
  Total 8 oz. Cup Material
    Cost                              *              *               *

Resin Cost/M is based on a resin cost/lb. that includes a * increase effective 4/1/96. The copolymer that will be used for the .018 wall lightweighted cup costs *. More than the homopolymer used in the current .022 wall cup. Current part weight is 23.9 lbs./M and projected lightweight .018 wall part weight is
19.3 lbs./M. Color cost/M is based on a letdown ratio or two. Scrap cost/M is based on a * scrap rate.

                            PROJECTED DANNON 8 OZ. VOLUME

                            10/96-
                            12/96  1997   1998  1999   2000    2001  Totals
                            -----  ----   ----  ----   ----    ----  ------
New Vienna Projected
  Volume (000s)              *      *     *      *       *      *       *
Fort Worth Projected
  Volume (000s)              *      *     *      *       *      *       *
  Total Projected
    Volume (000s)            *      *     *      *       *      *       *
  Annual Volume
    Growth Rate              *      *     *      *       *      *       *

___________
* CONFIDENTIAL PORTION OMITTED AND SUBJECT TO REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 OF THE SECURITIES ACT; UNREDACTED VERSION ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION.

Lightweighted tools are projected to become available October 1, 1996. Volumes for savings calculations are based on taking PRI FY 1997 plan 8 oz. numbers and projecting a * annual growth rate.


               NEW VIENNA AND FORT WORTH AVAILABLE LIGHTWEIGHT SAVINGS

                       New Vienna .018 Wall Lightweight Savings

                            10/96-
EXISTING 32 Cavity          12/96  1997   1998  1999   2000    2001  Totals
- ------------------          -----  ----   ----  ----   ----    ----  ------
Tools(2)
- --------
Material Lightweight
  Savings/M                  *      *      *      *      *      *
Volume in Existing 32
  Cavity Tools(2) in
  550 Ton Presses            *      *      *      *      *      *
  Lightweight Savings
    on Existing 32
    Cavity Tools             *      *      *      *      *      *      *

Each 32 cavity tool has annual capacity of *. Therefore, volume in existing 32 cavity tools (2) in 550 ton presses is *. Since lightweighting these tools does NOT require a press upgrade (i.e. to a 550 ton press), operational costs do not increase and this volume receives ALL of the * material savings.


NEW 32 CAVITY TOOLS(4)
- ----------------------
Material Lightweight
  Savings/M                  *      *      *      *      *      *
Increased Operating
  Cost for 550 Press/M       *      *      *      *      *      *
  Lightweight Savings
    on New 32 Cavity
    Tools/M                  *      *      *      *      *      *
  Volume in New 32
    Cavity Tools             *      *      *      *      *      *

___________
* CONFIDENTIAL PORTION OMITTED AND SUBJECT TO REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 OF THE SECURITIES ACT; UNREDACTED VERSION ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION.

      Lightweight
       Savings on New
       32 Cavity Tools       *      *      *      *      *      *      *

New 32 cavity tools (3) replacing existing 24 cavity (3) tools require upgrading from 330 ton presses to 550 ton presses. Higher operating costs of 550 ton presses * vs. 330 ton presses is subtracted from * material lightweight savings to net * savings. * is multiplied by the annual volume that will be in the NEW cavity tools (3) after the EXISTING 32 cavity tools (2) are utilized. In January, 1999, a fourth 32 cavity tool will have to be added to meet volumes and volume in this tool will be subject to the same lightweight savings.


                       FORT WORTH .018 WALL LIGHTWEIGHT SAVINGS

EXISTING 24 Cavity
Tools(4)
Material Lightweight
  Savings/M                  *      *      *      *      *      *
Volume in Existing 24
  Cavity Tools(4)            *      *      *      *      *      *
  Lightweight Savings
    on Existing 24           *      *      *      *      *      *      *
    Cavity Tools


Lightweighting the 24 cavity tools at FW does NOT require larger presses (i.e. to a 550 ton press), therefore ALL of the FW volume gets the * lightweight material savings.

TOTAL LIGHTWEIGHT
  SAVINGS                    *      *      *      *      *      *      *
Total Lightweight
  Savings/M                  *      *      *      *      *      *

Total Lightweight Savings/M is a weighted average: (Lightweight Savings on Existing 32 Cavity Tools (2) + Lightweight Savings on New 32 Cavity Tools (4) + Lightweight Savings on Existing 24 Cavity Tools (4))/(Total Projected 8 oz. Volume).

___________
* CONFIDENTIAL PORTION OMITTED AND SUBJECT TO REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 OF THE SECURITIES ACT; UNREDACTED VERSION ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                           ATTACHMENT "B" PAGE 2


                                 Productivity Savings

                           New Vienna Productivity Savings
NEW 32 Cavity              10/96-
Tools(4)                   12/96   1997   1998   1999   2000   2001  Totals
- --------                   -----   ----   ----   ----   ----   ----  ------
32 Cavity
  Productivity
  Savings/M                  *      *      *      *      *      *
Volume in New 32
  Cavity Tools               *      *      *      *      *      *
   Total 32 Cavity
     Productivity
     Savings                 *      *      *      *      *      *      *

32 Cavity Productivity Savings/M is the cost savings/M generated by going from a 24 cavity tool to a 32 cavity tool. Volume that will be in the NEW 32 cavity tools after the EXISTING 32 cavity tools (2) are utilized is subject to productivity savings.

                           Fort Worth Productivity Savings

Since there will be no increase in cavitation size at Fort Worth (existing 24 cavity tools will be utilized), there will be no productivity savings available.

Total Productivity
  Savings                    *      *      *      *      *      *      *


TOTAL SAVINGS                *      *      *      *      *      *      *
TOTAL SAVINGS/M              *      *      *      *      *      *

Total Savings/M is a weighted average: (Total Lightweight Savings + Total Productivity Savings)/(Total Projected 8 oz. Volume).

___________
* CONFIDENTIAL PORTION OMITTED AND SUBJECT TO REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 OF THE SECURITIES ACT; UNREDACTED VERSION ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   CAPITAL EXPENSE



Capital to Lightweight to .018 Wall
                                                            Capital
Location/Date           Capital Item                          Cost
- -------------           ------------                          ----

Fort Worth/Oct. 1996    Four 24 cavity sets of inserts          *

New Vienna/Oct. 1996    Two 32 Cavity sets of inserts           *

                        Three new 32 cavity tools
                        (bases plus inserts)                    *

                        Subtotal for Lightweighting             *         *

CAPITAL TO SUPPLY PROJECTED DANNON VOLUME GROWTH @ * ANNUALLY
- -------------------------------------------------------------

New Vienna/Jan. 1999    One new 32 cavity tool                  *

                        One new 550 ton press                   *

                        One parts handling system               *
                                                                *

Fort Worth/Jan. 2000    One new 24 cavity tool                  *

                        One new 440 ton press                   *

                                                                *

                        Subtotal for Increased Volume                     *
                        Requirements

                        CAPITAL - GRAND TOTAL                             *


___________
* CONFIDENTIAL PORTION OMITTED AND SUBJECT TO REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 OF THE SECURITIES ACT; UNREDACTED VERSION ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION.

Note: Tooling costs are based on today's prices. It is reasonable to assume that with inflation and other unforseen factors, the actual dollars paid for equipment that is years off will be higher than is stated above. Therefore, the above capital number UNDERSTATES the actual amount of dollars that will need to be spent to secure the above listed tooling and presses.


___________
* CONFIDENTIAL PORTION OMITTED AND SUBJECT TO REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 OF THE SECURITIES ACT; UNREDACTED VERSION ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION.